UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): July 13, 2020
PERFORMANT FINANCIAL CORPORATION
(Exact name of registrant as specified in its charter)

Delaware (State or Other Jurisdiction of Incorporation)	001-35628 (Commission File Number)	20-0484934 (I.R.S. Employer Identification No.)

333 North Canyons Parkway Livermore, California (Address of principal executive offices)	94551 (Zip Code)

(925) 960-4800
(Registrant’s telephone number,
including area code)

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b–2 of the Securities Exchange Act of 1934 (§ 240.12b–2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of exchange on which registered
Common Stock, par value $.0001 per share	PFMT	The Nasdaq Stock Market LLC

Item 5.07	Submission of Matters to a Vote of Security Holders.
The 2020 Annual Meeting of Stockholders (the “Annual Meeting”) of Performant Financial Corporation (the “Company”) was held on July 13, 2020, at 10:00 AM, P.D.T., at the Courtyard Marriott Hotel located at 2929 Constitution Drive, Livermore, California 94551. A total of 47,950,124 shares of the Company’s common stock were present in person or by proxy at the Annual Meeting, representing 88.49% of the total number of shares outstanding and entitled to vote at the meeting.

The number of votes cast for, against or withheld, as well as abstentions and broker non-votes, as applicable, with respect to each proposal considered at the Annual Meeting is as follows:

Proposal No. 1 – Election of Directors
The Company’s stockholders elected two Class II directors to serve until the 2023 Annual Meeting of Stockholders or until their successors are elected and qualified:

Nominee:	For	Withheld	Broker Non Votes
William D. Hanson	32,777,995	673,479	14,498,650
Eric Yanagi	32,995,260	456,214	14,498,650

Proposal No. 2 – Ratification of the Appointment of Independent Registered Public Accounting Firm
The Company’s stockholders ratified the appointment of Baker Tilly Virchow Krause, LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2020:

For	Against	Abstain	Broker Non Votes
31,877,681	4,908	1,605,239	14,462,296

Proposal No. 3 – Approval of Reverse Stock Split
The Company’s stockholders approved an amendment of the Company’s certificate of incorporation to effect a reverse stock split of the outstanding shares of its common stock at a ratio ranging from 1 share-for-5 shares up to a ratio of 1 share-for-20 shares:

For	Against	Abstain	Broker Non Votes
35,442,490	4,955,105	7,516,175	36,354

Proposal No. 4 – Removal of Board Size Requirement from the Company's Certificate of Incorporation
The Company’s stockholders approved an amendment of the Company’s certificate of incorporation to remove the requirement that the Company have between 5 and 15 directors:

For	Against	Abstain	Broker Non Votes
29,786,371	3,245,345	419,758	14,498,650

Proposal No. 5 – Advisory Vote to Approve Executive Compensation
The Company’s stockholders approved an advisory, non-binding, vote to approve the Company's executive compensation:

For	Against	Abstain	Broker Non Votes
31,061,459	1,969,467	420,548	14,498,650

Proposal No. 6 – Advisory Vote on the Frequency of Future Advisory Votes to Approve Executive Compensation
The Company’s stockholders approved an advisory, non-binding, vote on the frequency of future advisory votes to approve executive compensation at a frequency of every three years.:

One Year	Two Years	Three Years	Broker Non Votes
3,353,964	12,649	29,684,468	14,498,650

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Dated: July 17, 2020
PERFORMANT FINANCIAL CORPORATION

By:    /s/ Lisa Im
Lisa Im
Chief Executive Officer